SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 1999

                                 INTERIORS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-24352               13-3590047
   --------------------------           -----------           ---------------
  (State or other jurisdiction          (Commission            (IRS Employer
of incorporation or organization        File Number)         Identification No.)

 320 Washington Street, Mt. Vernon New York             10553
--------------------------------------------        -------------
  (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (914) 665-5400
                                                           --------------

                                 Not Applicable
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            On August 27, 1998, the Registrant entered into a Stock Purchase Agreement (the "Agreement"), with Jimmy D. Webster, Jr., Bettye Jo Webster and Henry L. Gray, each of whom are shareholders (collectively the "Shareholders") of Stylecraft Lamps, Incorporated, a Tennessee corporation ("Stylecraft"). On February 22, 1999 (the "Closing"), the Registrant consummated the transactions contemplated by the Agreement. Pursuant to the Agreement, the Registrant purchased all the issued and outstanding shares (the "Shares") of Stylecraft. As a result of the purchase of the Shares, Stylecraft is now a wholly-owned subsidiary of the Registrant. Stylecraft designs, manufactures and distributes to retailers a broad line of portable lighting and lighting fixtures.

            The purchase price paid to the Shareholders consisted of a cash payment of $10,319,000. The aggregate purchase price was determined in arms-length negotiations between the Registrant and the Shareholders.

            The purchase price for the Shares was financed by Austin Financial Services, Inc., a private placement of equity in the form of preferred stock, and working capital of the Registrant.

            The assets acquired pursuant to the Agreement included, among other things, (i) fixed assets owned, leased or used by Stylecraft, including equipment, (ii) accounts receivable, (iii) inventory and (iv) contracts, agreements, and leases of real and personal property. For the foreseeable future, the Registrant intends to utilize such assets in connection with the operation of the business of Stylecraft.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

Financial statements with respect to the acquisition of Stylecraft Lamps, Incorporated by the Registrant will be filed with an amendment to this Form 8-K within 60 days after the date that this Report is required to be filed.

(b) Pro Forma Financial Information

Pro forma financial information with respect to the acquisition of Stylecraft Lamps, Incorporated by the Registrant will be filed with an amendment to this Form 8-K within 60 days after the date that this Report is required to be filed.

(c) Exhibits

Document Description                                        Exhibit No.
--------------------                                        -----------

Stock Purchase Agreement, dated August 27, 1998 by               2
and among the Registrant, Jimmy D. Webster, Jr., Bettye
Jo Webster and Henry L. Gray

                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 9, 1999                           INTERIORS, INC.
                                        a Delaware corporation


                                        By: /s/ Max Munn
                                           -------------------------------------
                                            Max Munn
                                            President

                                  EXHIBIT INDEX

Exhibit
  No.       Document Description
-------     --------------------

   2 Stock Purchase Agreement, dated August 27, 1998 by and among the Registrant, Jimmy D. Webster, Jr., Bettye Jo Webster and Henry L. Gray